AMENDED AND RESTATED
SUBSCRIPTION AGREEMENT

This Amended and Restated Subscription Agreement (the “Agreement”) is made and entered into as of the 15th day of January, 2015, by and among QUANTUM MATERIALS CORP., a Nevada corporation (the “Company”), CARSON DIVERSIFIED INVESTMENTS, LP, a Texas limited partnership (“Carson Diversified”), and CARSON HAYSCO HOLDINGS, LP, a Texas limited partnership (“Carson Haysco”). Carson Diversified and Carson Haysco may collectively be referred to herein as “Investor” and amends and restates in its entirety the subscription agreement made and entered into as of January 31, 2014 among the parties (“Original Agreement”).

RECITALS

WHEREAS, Company, traded in the Over-the-Counter market under the symbol “QTMM”, was initially seeking in the Original Agreement to raise up to $400,000 (the “Maximum Offering Amount”) on a “best efforts” basis with no minimum number of securities required to be sold and raised all of such amount; and

WHEREAS, the maximum offering consisted of two Phase 1 Convertible Debentures in the amount of $200,000 each (the “Debentures”) together with Phase 1 Warrants to purchase 5,000,000 shares of the Company’s Common Stock at an exercise price of $.06 per share, exercisable at any time through the close of business on December 31, 2016 (the “Warrants”); and

WHEREAS, the two Phase I Debentures were acquired by Carson Diversified and Carson Haysco and they are being converted into shares of the Company’s Common Stock pursuant to the terms thereunder contemporaneously herewith; and

WHEREAS, Investor was also granted the first option for a Phase 2 Convertible Debenture up to the amount of $650,000 (the “Phase 2 Debenture”) together with Phase 2 Warrants to purchase 8,125,000 shares of the Company’s Common Stock at an exercise price of $.06 per share (the “Phase 2 Warrants”) (the Debentures, Phase 2 Debenture, Warrants, and Phase 2 Warrants may collectively be referred to herein as the “Securities”), which option the Investor desires to exercise for $500,000 at this time, together with 6,250,000 Phase 2 Warrants;

WHEREAS, the Investor retains the option to fund the remaining $150,000 on the same terms upon notice from the Company for funds relating to the Phase 2 Microreactor (as defined below); and

WHEREAS, the Phase 2 Debenture shall be in the form appended hereto. The Debentures already issued provide for the holder or holders to have the right to convert the Debenture at a conversion price of $.04 per share and the Phase 2 Debenture are convertible at a conversion price of $.06 per share. Notwithstanding the terms of the Debentures, the interest payment dates actually used by the Company for the Debentures has been June 15 and December 15 and each of the Debentures and each of the Phase 2 Debentures in Section 1 B thereof, is being amended to reflect such actual payment dates and the Notice of Conversion for each of the Debentures and the Phase 2 Debentures is being amended to provide for the issuance of common stock upon conversion without a restrictive legend.

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AGREEMENT

1.       Agreements. This Agreement, and those certain agreements including the Convertible Debentures, Common Stock Purchase Warrant, and Escrow Agreement executed concurrently herewith shall make up the entire agreement of the parties with respect to the transactions contemplated herein.

2.       Subscription.

(a)       On the terms and conditions set forth in the Original Agreement, Company issued to Investor $400,000 of Phase I Convertible Debentures, Warrants to purchase 5,000,000 shares of the Company’s Common Stock, it being understood that no fractional Warrants will be issued and that the number of Warrants will be rounded to the nearest whole number. In the event there is more than one investor purchasing the $400,000 of Securities, then the Securities will be issued to each investor pro rata based upon the amount invested; and

(b)       On the terms and conditions set forth in this Agreement, Company agrees to issue to Investors the number of Securities at the foot of this Agreement. For each $1.00 of Phase 2 Debentures purchased, the Subscriber will receive Warrants to purchase 12.5 shares of the Company’s Common Stock, it being understood that no fractional Warrants will be rounded to the nearest whole number. In the event there is more than one investor purchasing the $500,000 of Securities, then the Securities will be issued to each investor pro rata based upon the amount invested.

3.       Payment.

(a)       The Original Agreement was executed and returned to the Company and Investor paid by wire transfer the amount of Four Hundred Thousand and 00/100 Dollars ($400,000.00) to the escrow agent listed below (the “Escrow Agent”), and pursuant to the terms of that certain Escrow Agreement executed concurrently therewith:

Corridor Title

Address

Address

Attn:

Phone:

Facsimile:

ABA#               -

For Beneficiary -

Account No.     -

For further credit to

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The Escrow Agent released up to $344,118 of such funds directly to “FutureChemistry” to make payment for goods and services pertaining to the microreactor as such payments were due. The remaining $55,882 was paid directly to the Company, less wire fees any payments authorized by Escrow Agent pursuant to the terms of the Escrow Agreement. After (a) payment of the final invoice to FutureChemistry by Company; and (b) receipt by Company of the microreactor in good working condition, the portion of the $344,118 that was not paid to FutureChemistry, less the escrow fee of $1.00, was paid to the Company.

(b)       This Agreement shall be executed and returned to the Company and Investor shall pay by wire transfer the amount of five hundred thousand and 00/100 Dollars ($500,000) to the Escrow Agent. The Escrow Agent shall release up to $500,000 of such funds, less wire fees and expenses of Escrow Agent as provided in the Escrow Agreement, directly to FutureChemistry with such amount to be converted to Euros and paid out in 3 payments of 173,800 Euros, 99,600 Euros and 99,600 Euros respectively, plus any other amounts agreed to by the Investor and the Company to make payment for goods and services pertaining to a second microreactor and related overhead and ancillary equipment related thereto. Only after (a) payment of the final invoice to FutureChemistry, which payment shall not occur until receipt by the title company of the Payment Affidavit as defined in the Escrow Agreement; and (b) receipt by the Company of the second microreactor and ancillary equipment in good working condition, any portion of the $500,000 that is not paid to FutureChemistry, less the escrow fee of $1.00, may be paid to the Company. Any interest earned on the escrow account will be repaid to the Investor.

(c)       The Company and the Investor hereby agree that the Debentures are amended to provide for interest payment dates of June 15 and December 15 and the Notice of Conversion is amended as provided in Exhibit II. The Company will issue unrestricted shares of Common Stock to the Investor upon conversion of the Debentures if Box 3A is checked in the Notice of Conversion.

4.       Board of Directors. If Investor shall convert the principal of the Debenture or the Phase 2 Debenture to shares of Company’s Common Stock, Investor shall have the right, but not the obligation, to appoint one (1) Director to the Company’s Board of Directors. Company shall ensure that such appointment occur not later than thirty (30) days after Investor converts the principal of such debenture to Company’s Common Stock, and Company shall be responsible for ensuring that such appointment is made in compliance with Company’s organizational rules and regulations, at Company’s sole expense. It is agreed that any board member appointed by the Investor shall be reasonably satisfactory to the Company. Prior to the board member’s appointment, the Investor shall provide to the Company’s Board of Directors the proposed nominees biographical information for the Company’s approval and for the Company to perform a background check.

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5.       Phase 2 Offering. Investor will have a preferential right to fund the design, acquisition and commissioning of a second microreactor including any related overhead and any ancillary equipment related thereto for the production of tetrapod quantum dots (collectively, the “Phase 2 Microreactor”). The Company has provided written notice to the Investor (the “Phase 2 Notice”) of the Company’s deemed need, in Company’s sole discretion, to purchase the Phase 2 Microreactor. The Investor has agreed to fund the Phase 2 Microreactor, and the Investor intends to close on such funding of $500,000 on or before January 15, 2015. The Investor retains the option to fund the remaining $150,000 of the Phase 2 offering on the same terms upon notice from the Company for funds relating to the Phase 2 Microreactor. If Investor funds the Phase 2 Microreactor, the terms shall include payment of up to Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00) for the Phase 2 Microreactor pursuant to the Phase 2 Debenture, convertible at $.06 per share, with the other terms of the debenture to be identical to the terms contained in the appended Debenture as Exhibit I, including a maturity date of two (2) years from the date of the Investor’s Phase 2 payment. Additionally, Company shall issue Phase 2 Warrants to Investor that will aggregate 8,125,000 warrants (based upon $650,000 invested), exercisable at $.06 per share no later than two (2) years from the date of the issuance of the Phase 2 Warrants. Investor shall also have a first secured interest in the Phase 2 Microreactor for the benefit of Investor with substantially similar terms as contained in the Debenture. If the Phase 2 Microreactor, (including any ancillary equipment related thereto) funded through the Phase 2 Debenture, is installed into or upon real property where Company holds a leasehold estate, Company shall, prior to such installation, execute with its Landlord an Agreement, approved by Investor, specifying the Investor’s senior security interest in the Phase 2 Microreactor (including any ancillary equipment related thereto) funded through the Phase 2 Debenture, specifically subordinating the landlord’s liens and to protect the priority of the Investor’s senior purchase money security interest in the Microreactor (including any ancillary equipment related thereto). The Company will issue unrestricted shares of Common Stock to the Investor upon conversion of the Phase 2 Debentures if Box 3A is checked in the Notice of Conversion.

6.       Right to Participate in Future Offerings. Should at any time prior to December 31, 2015, Company offer to third party/ies additional securities of Company, Company shall make a written offer to Investor on the same terms and conditions as offered to such third party/ies (the “Offer Notice”), and Investor shall have the first right to participate in the issuance of such additional securities. From receipt of such Offer Notice, Investor shall have ten (10) days to accept or reject such offer in writing to Company (the “Offer Expiration Date”). Should Investor accept such offer, Investor shall close on such offer not more than ten (10) days after the Offer Expiration Date. Notwithstanding the foregoing, Company shall have the right to sell to third party/ies equity or debt securities of the Company without providing the Offer Notice to Investor if such offering is for less than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) at any given time, and, if such offerings shall, in the aggregate, be less than One Hundred Thousand and 00/100 Dollars ($100,000.00).

7.       Representation and Warranties of the Undersigned. The undersigned understands and acknowledges that the Securities are being offered and sold under one or more of the exemptions from registration provided for in Section 3(b), 4(2) and 4(6) of the Securities Act of 1933, as amended (the “Act”) including, Regulation D (Rule 506) promulgated thereunder, that the undersigned acknowledges that the Securities are being purchased without the undersigned being offered or furnished any offering literature, prospectus or other material, financial or otherwise, and that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any regulatory authority charged with the administration of the securities laws of any state. The undersigned hereby further represents and warrants as follows:

(a)       the undersigned confirms that he understands and has fully considered, for purposes of this investment, the risks of an investment in the Securities and understands that: (i) this investment is suitable only for an investor who is able to bear the economic consequences or losing his entire investment, (ii) the purchase of the Securities is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment;

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(b)       Investor confirms that: (i) Investor is able to bear the economic risk of this investment, (ii) is able to hold the Securities for the period of time set forth herein, (iii) Investor is presently able to afford a complete loss of his investment; (iv) Investor has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the undersigned’s ability to provide for his current needs and possible financial contingencies, and (v) that Investor’s commitment to all speculative investments (including this one if Investor’s subscription is accepted by the Company) is reasonable in relation to Investor’s net worth and annual income;

(c)       the undersigned has such knowledge and experience in financial and business matters and that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision;

(d)        the undersigned has had the opportunity to discuss with his representatives, including his attorney and/or his accountant, if any, the tax consequences of his investment in the Securities;

(e)       the Securities are being acquired by the undersigned solely for his own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof; the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which he hereby subscribes, any part thereof, any interest therein or any rights thereto; the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement; and he understands the legal consequences of the foregoing representations and warranties to mean that he must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or unless an exemption from such registration is available; the Securities will be considered “Restricted Securities” for purposes of Rule 144 promulgated under the Act;

(f)       the undersigned understands that no Federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations, declarations and warranties herein made by undersigned in offering the Securities for sale to the undersigned without having first registered the Securities under the Act;

(g)       the undersigned has read the Company’s public filings, including without limitation, the Company’s Form 10-K for the fiscal year ended June 30, 2014, Form 10-Q for the quarter ended September 30, 2014 filed with the Securities and Exchange Commission. The undersigned has had the opportunity to ask questions and receive answers about the Company from Stephen Squires, the Company’s Chief Executive Officer.

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(h)       the undersigned consents to the placement of a legend on the Securities as required by applicable securities laws, including legends in form substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED, AND THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL TO THE COMPANY), STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. BY ACQUIRING THIS CERTIFICATE, THE HOLDER REPRESENTS THAT THE HOLDER HAS ACQUIRED SUCH CERTIFICATE FOR INVESTMENT AND THAT THE HOLDER WILL NOT SELL OR OTHERWISE DISPOSE OF THIS CERTIFICATE OR THE SHARES REPRESENTED THEREBY, WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

(i)       The undersigned has not engaged any broker, dealer; finder, commission agent or other similar person in connection with the offer, offer for sale, or sale of the Securities and is under no obligation to pay any broker’s fee, or commission in connection with his investment.

The foregoing representations and warranties are made by the undersigned with the intent that they may be relied upon in determining his suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive the sale by the Company to the undersigned of the Securities.

8.       Representations and Warranties of the Company.

(a)       Organization. The Company is duly formed, validly existing and in good standing under the laws of the State of Nevada.

(b)       Authorization. The Company has all requisite power and authority to carry on its business as now being conducted, execute and deliver this Agreement, perform its obligations hereunder and consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, assuming the due authorization, execution and delivery by the Investor.

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(c)       Authorization of Securities. All of the Securities to be issued pursuant to this Agreement, when issued and delivered in accordance with this Agreement, will be (i) duly authorized, validly issued and fully paid; and (ii) free and clear of any and all pledges, liens and encumbrances other than under this Agreement and Debenture, and any restrictions on transfer under any applicable federal and state securities laws.

(d)       Noncontravention. The execution and delivery by the Company of this Agreement and the other documents contemplated hereby to which the Company is a party and the fulfillment and compliance with the respective terms hereof and thereby by the Company do not and shall not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under (whether with or without the passage of time, the giving of notice or both), (c) give any third party the right to modify, terminate or accelerate any obligation under, (d) result in a violation of, or (e) require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to, any of the Company’s governing documents, or any law, statute, rule or regulation to which the Company is subject.

9.       Transferability. The undersigned agrees not to transfer or assign this Agreement, or any of his interest herein, and Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

10.       Revocation. The undersigned agrees that he may not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

11.       No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not waive any rights granted to him under Federal or state securities laws.

12.       Acknowledgments of the Undersigned. The undersigned acknowledges that there have been no representations, guarantees or warranties made to him by the Company, its agents or employees, or by other person, expressly or implication, of any nature or kind.

13.       Continuing Effect of Representations, Warranties and Acknowledgments. The representations and warranties of Paragraph 7 and the acknowledgments of Paragraph 8 are true and accurate as of the date of this Agreement and shall be true and accurate as of the date of delivery to and acceptance by the Company, and shall survive such delivery and acceptance. If, in any respect such representations, warranties and acknowledgments shall not be true and accurate prior to such delivery and acceptance, the undersigned and/or Company shall give immediate written notice of such fact to the other party specifying which representations and warranties and acknowledgments are not true and accurate and the reasons therefore.

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14.       Miscellaneous.

(a)       All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth above.

(b)       This Agreement shall be governed by and construed in accordance with laws of the State of Texas, excluding its conflicts of laws rules, and the federal laws of United States applicable therein.

(c)       This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only be a writing executed by the parties.

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IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement on the date written below.

Total Dollar Amount of Investment and Debenture: $500,000;

Number of Warrants Subscribed for exercisable at $.06 per share : 6,250,000

Date of Investment: January 15, 2015

Exact name(s) of Subscriber(s) (please print):		CARSON DIVERSIFIED INVESTMENTS, LP, a Texas limited partnership

By: Carson Diversified GP, LLC, a Texas limited liability company, its General Partner

By:
W.C. Carson, Manager

Taxpayer Identification Number:

CARSON HAYSCO HOLDINGS, LP, a Texas limited partnership

By: Carson Diversified GP, LLC, a Texas limited liability company, its General Partner

By:
W.C. Carson, Manager

Taxpayer Identification Number:

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QUANTUM MATERIALS CORP. hereby accepts the foregoing subscription subject to the terms and conditions hereof as of the 15th day of January, 2015 (the “Effective Date”).

QUANTUM MATERIALS CORP.

By:
Stephen B. Squires
Chief Executive Officer

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EXHIBIT I to Amended and Restated
Subscription Agreement

Form of Debenture

NEITHER THIS CONVERTIBLE DEBENTURE NOR THE SECURITIES INTO WHICH THIS CONVERTIBLE DEBENTURE MAY BE CONVERTED HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), THE TEXAS SECURITIES ACT OF 1957, AS AMENDED (“CODE”) OR ANY OTHER APPLICABLE STATE SECURITIES LAW. NEITHER THIS CONVERTIBLE DEBENTURE NOR THE SECURITIES INTO WHICH THIS CONVERTIBLE DEBENTURE MAY BE CONVERTED MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED, ASSIGNED, DONATED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION OF THE SAME UNDER THE ACT, THE CODE AND ANY OTHER APPLICABLE STATE SECURITIES LAW, UNLESS A LEGAL OPINION ACCEPTABLE TO THE ISSUER AND ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT, THE CODE OR ANY OTHER APPLICABLE STATE SECURITIES LAW IS PROVIDED TO AND APPROVED BY THE ISSUER PRIOR TO ANY ATTEMPTED DISPOSITION.

CONVERTIBLE DEBENTURE

$_____________	January 15, 2015 (the “Issue Date”)

FOR VALUE RECEIVED, and pursuant to a Subscription Agreement dated the date hereof (the “Subscription Agreement”), Quantum Materials Corp., a Nevada corporation with offices at 3055 Hunter Road, San Marcos, Texas 78666 (hereinafter referred to as the “Payor”, the “Company” or “Quantum”), agrees to pay to the order of ____________________, a ____________________ (hereinafter referred to as the “Payee” or “Holder”), in the manner hereinafter set forth under this Convertible Debenture (the “Debenture”), unless earlier converted or accelerated in accordance with the terms of this Debenture, the principal sum of ____________________ ($____________________) with interest on the aforesaid amount as set forth herein, which Debenture shall be payable as follows:

1.       Interest.

(A)       Interest on the unpaid principal balance of this Debenture shall be calculated commencing upon the date hereof and shall, prior to the occurrence of an Event of Default, be at the rate of eight (8%) percent per annum.

(B)       Interest shall be payable semi-annually on June 15 and December 15 of each year commencing on June 15, 2015 until and including the Maturity Date as set forth in Article 2 of this Debenture or earlier conversion pursuant to Article 3 of this Debenture. Interest shall be payable in the Payee’s sole and absolute discretion either in cash or restricted shares of the Company’s Common Stock, based upon a conversion price of $.06 per share (the “Common Stock”).

(C)       Any amount of principal or interest on this Debenture which is not paid when due shall bear interest from the date due until such past due amount is paid at a rate of interest equal to the highest non-usurious rate permitted by applicable law (the “Default Rate”).

(D)       All payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by wire transfer to the Payee’s wire instructions as provided by Payee to Payor from time to time, or such other account as the Payee may designate by written notice to the Payor from time to time in accordance with the provisions of this Debenture. All payments hereunder shall be applied first towards costs and expenses due under this Debenture, second towards the payment of accrued and unpaid interest under this Debenture, and third towards the principal outstanding hereunder.

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2.       Maturity.

(A)       Subject to conversion pursuant to Article 4 of this Debenture, the principal sum outstanding under this Debenture, together with accrued and unpaid interest thereon, shall be due and payable on January 15, 2017 (the “Maturity Date”).

(B)       The Company may prepay any portion of the principal amount of this Debenture at any time, from time to time, in whole or in part, without the prior written consent of Payee. Notwithstanding the foregoing, Company must give Payee ten (10) days prior written notice of its intent to prepay, and the amount of such intended prepayment (the “Prepayment Amount”). Upon receipt of such notice, Payee shall have the right to convert the Prepayment Amount to Shares at the Conversion Price (as defined in Paragraph 4 below) in accordance with the terms of Conversion described in Paragraph 4 below.

3.       Secured Interest.

(A)       Company hereby grants to Payee a security interest in that certain microreactor equipment and any related ancillary equipment purchased from FutureChemistry with funds directed from that certain Escrow Agreement of even date herewith (collectively, the “Microreactor”) to secure the payment of the indebtedness and obligations of this Debenture. Company authorizes Payee to file financing statements with respect to the security interest of Payee, continuation statements with respect thereto, and any amendments to such financing statements that may be necessitated. Company agrees that, notwithstanding any provision in the Uniform Commercial Code as adopted in the State of Texas (the “UCC”) to the contrary, Company shall not file a termination statement of any financing statement filed by Payee in connection with any security interest granted under this Debenture if Payee reasonably objects to the filing of such termination statement. If the Microreactor, (including any ancillary equipment related thereto) funded through the Phase 2 Debenture, is installed into or upon real property where Company holds a leasehold estate, Company shall, prior to such installation, execute with its Landlord an Agreement, approved by Payee, specifying the Payee’s senior security interest in the Phase 2 Microreactor, (including any ancillary equipment related thereto) funded through the Phase 2 Debenture, specifically subordinating the landlord’s liens and to protect the priority of the Payee’s senior purchase money security interest in the Microreactor (including any ancillary equipment related thereto).

(B)       Payee shall at all times have a perfected security interest in the Microreactor that shall be prior to any other interests therein. Company shall do all acts and things, shall execute and file all instruments (including security agreements, UCC financing statements, continuation statements, etc.) requested by Payee to establish, maintain and continue the perfected security interest of Payee in the Microreactor, and shall promptly on demand pay all costs and expenses of (i) filing and recording, including the costs of any searches deemed necessary by Payee from time to time to establish and determine the validity and the continuing priority of the security interest of Payee, and (ii) all other claims and charges that in the reasonable opinion of Payee might prejudice, imperil or otherwise affect the Microreactor or security interest therein of Payee. Company agrees that a carbon, photographic or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement. Payee is hereby irrevocably appointed Company’s attorney-in-fact to take any of the foregoing actions requested of Company by Payee if Company should fail to take such actions, which appointment shall be deemed coupled with an interest.

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(C)       Company shall procure and continuously maintain and pay for (a) all risk physical damage insurance covering loss or damage to the Microreactor for not less than the full replacement value thereof naming Payee as additional insured and loss payee commencing at the point of origin (the point that the common carrier takes possession for delivery to Company), (b) bodily injury and property damage combined single limit liability insurance in an amount not less than Two Million Dollars ($2,000,000) for the location at which the Microreactor is located, and (c) such other insurance as may from time to time be reasonably required by Payee in order to protect its interests with respect to the Microreactor, with such insurance companies and pursuant to such contracts or policies and with such deductibles as are satisfactory to Payee. All contracts and policies shall include provisions for the protection of Payee notwithstanding any act or neglect of or breach or default by Company, shall provide for payment of insurance proceeds to Payee, shall provide that they may not be modified, terminated or canceled unless Payee is given at least thirty (30) days’ advance written notice thereof, and shall provide that the coverage is “primary coverage” for the protection of Company or Payee notwithstanding any other coverage carried by Payee or Company protecting against similar risks. Company shall promptly notify any appropriate insurer and Payee of each and every occurrence that may become the basis of a claim or cause of action against the insured and provide Payee with all data pertinent to such occurrence. Company shall furnish Payee with certificates of such insurance or copies of policies upon request and shall furnish Payee with renewal certificates not less than thirty (30) days prior to the renewal date. Proceeds of all insurance are payable first to Payee to the extent of its interest. Insurance must be issued by insurance companies licensed to do business in the state in which the Microreactor is located and which are rated A:VIII or better by Best’s Key Rating Guide or otherwise approved by Payee. All policies shall be written as primary policies, with deductibles not to exceed $10,000.

(D)       Company shall not, without the prior written consent of Payee, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Microreactor or any part thereof or permit the Microreactor or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, other than replacements consented to by Payee, without in each instance indefeasibly paying in full in cash all sums due Payee hereunder and all other obligations having been satisfied. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Section shall be deemed to include, but not limited to, (i) an installment sales agreement wherein Company agrees to sell the Microreactor or any part thereof for a price to be paid in installments; or (ii) an agreement by Company leasing all or any part of the Microreactor.

(E)       The Company, as a condition to getting paid from the escrow account, shall deliver to Payee a notarized affidavit signed by it and FutureChemistry in the form of that attached to the escrow agreement executed contemporaneously herewith stating that amounts due to FutureChemistry and its contractors with respect to the Microreactor.

4.       Conversion.

(A)       Prior to the Maturity Date, the Payee may elect to convert all (but not part only) of the principal of this Debenture and any accrued and unpaid interest into restricted shares of the Company’s Common Stock (the “Shares”), at the conversion price of six (6) cents per share (the “Conversion Price”).

(i.)       If the Payee elects to convert the principal and accrued and unpaid interest of this Debenture, the Payee shall provide written notice to the Payor in the form attached hereto as Exhibit A (the “Conversion Notice”). If the Payee does not provide written notice of its intention to convert the unpaid principal and any accrued and unpaid interest due, Payor shall pay the amount due on the Maturity Date as required hereby.

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(ii.)       If this Debenture is converted pursuant to Paragraph (A) of this Article 4 of this Debenture, the Company shall cause its transfer agent to deliver the Shares to the Payee within five (5) business days after the date upon which the Payor receives a Conversion Notice (such fifth (5th) business day, the “Conversion Share Due Date”); provided, however, that a Conversion Notice delivered after 11:00 o’clock a.m. on any business day shall be deemed to be delivered on the next following business day.

(iii.)       To effect conversions hereunder, the Payee shall be required to physically surrender this Debenture to the Company.

(iv.)       If in the case of any Conversion Notice, the certificate or certificates representing the Shares are not delivered to or as directed by the Payee by the date required hereby, the Payee shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Company shall promptly return to the Payee any original Debenture delivered to the Company, if applicable, and the Payee shall promptly return to the Company the Common Stock certificates representing the principal amount of this Debenture unsuccessfully tendered for conversion to the Company.

(B)       All shares of Common Stock shall be validly issued, fully paid, and non-assessable. Company shall pay all expenses in connection with, and all taxes that may be charged with respect to, Company’s issuance or delivery of such shares. The Payor shall pay any and all stock transfer fees and the cost of any legal opinions needed. No fractions of shares or scrip representing fractions of shares will be issued upon conversion, but the number of shares issued shall be rounded up to the nearest whole share, based upon the total number of shares of Common Stock to be issued to the Payee. The date upon which a Conversion Notice is received by the Payor shall be deemed to be the date upon which the Payee has delivered the Conversion Notice duly executed, to the Payor; provided, however, that a Conversion Notice delivered after 11:00 o’clock a.m. on any business day shall be deemed to be delivered on the next following business day. Upon receipt of the Shares for the full conversion and/or payment of this Debenture, the Payee shall deliver this Debenture to the Payor marked “cancelled.”

(C)       If the Company at any time after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price prior to such subdivision will be proportionately reduced and the number of Shares of Common Stock that the Holder may convert hereunder shall be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price prior to such combination will be proportionately increased and the number of shares of Common Stock that the Holder may convert hereunder shall be proportionately decreased.

(D)       Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company’s assets to another person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any Organic Change, the Company will make appropriate provisions to ensure that such Payee will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock that immediately prior thereto are acquirable and receivable upon conversion of this Debenture, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such Holder had converted this Debenture immediately prior to such Organic Change.

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(E)       Whenever the Conversion Price is adjusted pursuant to any provision of this Debenture, the Company shall promptly deliver to Payee a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

5.       Representations and Covenants of the Payee.

The Payee expressly agrees:

(A)       To maintain any and all material, non-public information provided by the Payor pursuant to this Debenture, in confidence within the meaning of Regulation FD promulgated by the U.S. Securities and Exchange Commission and shall not purchase or sell the Payor’s Common Stock on the basis of such information until such information has been publicly disclosed.

(B)       While holding this Debenture, the Payee shall not sell shares of the Company’s Common Stock short, buy puts to sell the Common Stock, or buy or sell any security that is substantially equivalent to a short position in the Common Stock.

6.       Events of Default.

The term “Event of Default” as used herein shall mean the occurrence of any one or more of these following events:

(A)       The Company shall fail to pay any installment of interest, principal or other sums due under this Debenture or any other Transaction Document within five (5) business days after any such payment was due and payable;

(B)       The breach by the Payor of any other provisions of this Debenture (other than failure to make payments as due hereunder, which failure shall not have a notice or cure period) and such breach is not cured within ten (10) business days after written notice of such breach is delivered by Payee to the Company;

(C)       If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state Legal Requirement relating to insolvency or relief of debtors (a “Bankruptcy Law”), Company (A) commences a voluntary case or proceeding; (B) fails to timely controvert or acquiesces in writing to or consents to any petition filed against it or to the entry of an order for relief against it in an involuntary case or proceeding; (C) takes advantage of any law relating to its own bankruptcy, insolvency, reorganization, winding up, liquidation, composition or readjustment of debts; (D) consents to the appointment of a trustee, receiver, assignee, liquidator or similar official; (E) makes an assignment for the benefit of its creditors; (F) admits in writing its inability to pay, or is generally not paying, its debts as they become due; or (G) takes any corporate or other action for the purpose of authorizing or effecting any of the foregoing; or

(D)       If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against Company in an involuntary case or proceeding, (B) appoints a trustee, receiver, assignee, liquidator or similar official for Company or all, substantially all, or a substantial part of Company’s assets or properties, or (C) orders the liquidation of Company, and in each case the order or decree is not dismissed within sixty (60) days.

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7.       Remedies Upon Default.

(A)       Upon the occurrence of one or more Events of Default, the Payee, at its option and without further notice, demand or presentment for payment to the Company or others, may declare the then outstanding principal balance of this Debenture, together with all other sums due under this Debenture, immediately due and payable, together with all accrued and unpaid interest thereon and thereafter all such sums shall bear interest at the Default Rate, together with all reasonable attorneys’ fees, paralegals’ fees and costs and expenses incurred by the Payee in collecting or enforcing payment thereof (whether such fees, costs or expenses are incurred in negotiations, all trial and appellate levels, administrative proceedings, bankruptcy proceedings or otherwise), and all other sums due by the Company hereunder, all without any relief whatsoever from any valuation or appraisement laws and payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies provided to the Payee at law, in equity, or under this Debenture. Any accrued but unpaid interest and other sums due by the Company hereunder shall, at the option of the Payee, be included, from time to time, in the amounts convertible hereunder; and

(B)       Payee shall have all rights and remedies of a secured party in, to and against the Microreactor granted by the UCC and otherwise available at law or in equity, including, without limitation: (i) the right to act as, and Company hereby constitutes and appoints Payee, Company’s true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest) to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for moneys payable to Company under or with respect to the Microreactor, and actions taken pursuant to this appointment may be taken either in the name of Company or in the name of Payee with the same force and effect as if this appointment had not been made; (ii) the right to take immediate and exclusive possession of the Microreactor, or any part thereof, and for that purpose, with or without judicial process and notice to the Company, enter (if this can be done without breach of the peace) upon any premises on which the Microreactor or any part thereof may be situated and remove the same there from (provided that if the Microreactor is affixed to real estate, such removal shall be subject to the conditions stated in the UCC); (iii) the right to hold, maintain, preserve and prepare the Microreactor for sale, until disposed of; (iv) the right to render the Microreactor unusable and dispose of the Microreactor; (v) the right to require Company to assemble and package the Microreactor and make it available to Payee for its possession at a place to be designated by Payee which is reasonably convenient to Payee; and (vii) the right to sell, lease, hold or otherwise dispose of all or any part of the Microreactor.

8.       Non-Exclusive Remedy.

Any remedy that is set forth in this Debenture is not exclusive of any other remedies provided for herein, in the accompanying documents or that are provided by law.

9.       Liability Upon Default.

The liability of the Payor upon default shall be unconditional and shall not be in any manner affected by any indulgence whatsoever granted or consented to by the Payee including, but not limited to, any extension of time, renewal, waiver or other modification.

10.       Exercise of Remedy Upon Default.

No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

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11.       Full Recourse.

Anything in this Debenture to the contrary notwithstanding, the Payor hereunder shall be liable on this Debenture for the full amount of the principal, interest and all obligations pursuant to this Debenture.

12.       Waiver.

Company waives demand, presentment, notice of non-payment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, protest and notice of protest, and consents to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to Holder. There can be no waiver by Holder or Company of any right under this Debenture that is not in writing signed by waiving party. No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or any other right under this Debenture. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on the same or any subsequent occasion

13.       No Defenses or Set-Off.

Payor acknowledges and agrees that there are, and shall be, no claims, defenses, set-offs, equities, or counterclaims, whether legal or equitable, available to it or any other person or entity affiliated with it or against the enforcement of this Debenture, including, but not limited to, any such defenses, set-offs, equities, claims, counterclaims, or others legal or equitable defenses or claims including, but not limited to, the statute of limitations, which arise out of this Debenture, the obligation of the Payor to repay this Debenture, as the case may be, or in the course of dealings between the Payor and the Payee and any representatives or affiliates thereof, and any such defenses, set-offs, equities, counterclaims or other claims, legal or equitable, available to Payor, or any entity affiliated with Payor, whether known or unknown, arising out of this Debenture, the administration of this Debenture are hereby forever waived, released and discharged.

14.       Replacement of Debenture.

Upon receipt of evidence satisfactory to the Payor of the loss, theft, destruction or mutilation of the Debenture, and if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Payor, or, in the case of any such mutilation, upon surrender and cancellation of such Debenture, the Payor will issue a new Debenture, of like tenor and amount and dated the date of issuance of the original Debenture, in lieu of such lost, stolen, destroyed or mutilated Debenture.

15.       Miscellaneous.

(A)       Headings. Headings contained in this Debenture are for reference purposes only and shall not affect in any way the meaning or interpretation of this Debenture.

(B)       Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) electronic mail (“E-mail”) or facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

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To the Payee:	Name
Address
Address
Facsimile No.
E-mail Address:

With a copy to:	Name
Address
Address
Attn:
Facsimile No.
E-mail Address:

To the Payor:	Quantum Materials Corp.
3055 Hunter Road
San Marcos, Texas 78666
Facsimile No.:
E-mail address:

or in each case to such other address, E-mail address and facsimile number as shall have last been furnished by like notice. If all of the methods of notice set forth in this Paragraph (C) of this Article 14 of this Debenture are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of the following applicable dates:

(i.)       If sent by mail, five (5) days after the later of sending by (a) certified mail, postage prepaid, return receipt requested or (b) first class mail.

(ii.)       If sent by overnight delivery, as of the date of delivery with confirmation of delivery.

(iii.)       If sent by E-mail or facsimile, either: (a) as of the date so sent if a copy thereof is also mailed by first class mail on the date sent by E-mail or facsimile or (b) if a copy thereof is not mailed by first class mail on the date sent by E-mail or facsimile, then five (5) days after sending by first class mail.

(C)       Governing Law & Jurisdiction. This Debenture shall in all respects be construed, governed, applied and enforced in accordance with the laws of the State of Texas applicable to contracts made and to be performed therein, without giving effect to the principles of conflicts of law. The parties further agree that any action between them shall be heard in Hays County, Texas, and expressly consent to the jurisdiction and venue of the State Courts sitting in Hays County, Texas and the United States District Court for the Southern District of Texas for the adjudication of any civil action asserted pursuant to this Debenture; provided, however, nothing contained herein shall limit the Payee’s ability to bring suit or enforce this Debenture in any other jurisdiction.

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(D)       Entire Agreement. This Debenture, the Subscription Agreement, the Phase 1 Debentures and Warrants (as defined in the Subscription Agreement), the Escrow Agreement, and the Phase 2 Warrants (as defined in the Subscription Agreement) (i) constitute the entire agreement and supersede all prior and contemporaneous agreements and understandings (including the Original Subscription Agreement (as defined in the Subscription Agreement)), excluding any agreements which are referred to in this Debenture or any of the documents or instruments required to be executed pursuant to this Debenture, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (ii) are not intended to confer upon any person other than the Parties hereto any rights or remedies hereunder. Each party to this Debenture agrees that, except for the representations and warranties contained in this Debenture, no party makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Debenture or the transactions contemplated hereby, notwithstanding the delivery or disclosure of any documentation or other information with respect to any one or more of the foregoing.

(E)       Assignment. The parties hereby agree that the obligations under this Debenture shall not be transferred or assigned to any third parties without the prior written consent of each party to this Debenture.

(F)       Further Assurances. The Parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Debenture and the intents and purposes hereof.

(G)       Facsimile and E-mail Signatures. Any signature which is delivered via facsimile or via E-mail in portable document format (“.pdf”) shall be deemed to be an original and have the same force and effect as if such facsimile or .pdf signature were the original thereof.

(H)       Construction. Each of the parties hereto further agrees that this Debenture shall not be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party who drafted this Debenture.

(I)       Modifications. This Debenture may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Debenture which is signed by the Company and the Payee.

(J)       Severability. If any provision of this Debenture shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Debenture shall not be affected thereby, and every other term and provision of this Debenture shall be valid and enforceable to the fullest extent permitted by law.

IN WITNESS WHEREOF, the Payor has executed this Debenture as of the 15th day of January, 2015.

Quantum Materials Corp.

By:
Name:
Title:

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EXHIBIT A

NOTICE OF CONVERSION

To: Quantum Materials Corp.

Attention: President

1.       The undersigned hereby elects to convert $__________________ principal amount and $____________ of accrued and unpaid interest of that certain convertible debenture dated January _____, 2015 in the original principal amount of $_______.00 at a conversion price of six cents ($.06) or _________ shares of Common Stock of Quantum Materials Corp. pursuant to the terms of the said debenture. If this is a total conversion or a final partial conversion of said debenture, then the undersigned herewith tenders the original debenture, marked paid and satisfied.

2.       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3.       Select one and mark the box.

[  ]       A.       The Common Stock shall be issued to the undersigned upon conversion without a restrictive legend because the undersigned is not an affiliate of the issuer and (i) the Debenture was acquired from the issuer or an affiliate of the issuer more than six (6) months before the date hereof, or (ii) the Debenture was not acquired from the issuer or an affiliate thereof; or

[  ]       B.       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

___________________________________

Date: __________________, ____________

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EXHIBIT II to Amended and Restated
Subscription Agreement

NOTICE OF CONVERSION

To: Quantum Materials Corp.

Attention: President

1.       The undersigned hereby elects to convert $__________________ principal amount and $____________ of accrued and unpaid interest of that certain convertible debenture dated January _____, 2014 in the original principal amount of $_______.00 at a conversion price of four cents ($.04) or _________ shares of Common Stock of Quantum Materials Corp. pursuant to the terms of the said debenture. If this is a total conversion or a final partial conversion of said debenture, then the undersigned herewith tenders the original debenture, marked paid and satisfied.

2.       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

3.       Select one and mark the box.

[  ]       A.       The Common Stock shall be issued to the undersigned upon conversion without a restrictive legend because the undersigned is not an affiliate of the issuer and (i) the Debenture was acquired from the issuer or an affiliate of the issuer more than six (6) months before the date hereof, or (ii) the Debenture was not acquired from the issuer or an affiliate thereof; or

[  ]       B.       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

___________________________________

Date: __________________, ____________

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